UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 13, 2006

                          FIRST MONTAUK FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)




                         COMMISSION FILE NUMBER: 0-6729

           NEW JERSEY                                  22-1737915
 (State or other jurisdiction of          (I.R.S. Employer Identification No.)
 incorporation or organization)

                            Parkway 109 Office Center
                             328 Newman Springs Road
                               Red Bank, NJ 07701
              (Address and zip code of principal executive offices)

                                 (732) 842-4700
               (Registrant's telephone number, including area code


CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:


      |_| Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 8.01     Other Events

          On March 13, 2006, the Registrant issued a press release disclosing the execution of a letter of intent with a private investor. A copy of this press release is attached as Exhibit 99.1 to this Current Report. Exhibit 99.1 is being "furnished" and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.



Item 9.01    Financial Statements and Exhibits

 (c)          Exhibits

              The following exhibit is filed or furnished herewith:

              99.1      Press Release dated March 13, 2006

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                           FIRST MONTAUK FINANCIAL CORP.


                                           By:   /s/ Victor K. Kurylak
                                              -----------------------------
                                              Name:  Victor K. Kurylak
                                              Title: Chief Executive Officer
                                              Date:  March 14, 2006


                                  EXHIBIT INDEX

    Exhibit
     Number        Description
    -------        -----------

      99.1         Press Release dated March 13, 2006